Execution Version
SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
    This Second Amendment to Fifth amended and restated Credit Agreement, dated as of June 2, 2022 (this “Amendment”), is among ENCOMPASS HEALTH CORPORATION (the “Borrower”), the affiliates of the Borrower party to this Amendment as Guarantors, the several financial institutions party to this Amendment as Lenders, and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.
Recitals
A.     The Borrower, the Lenders party thereto, the Administrative Agent and the Collateral Agent have previously entered into that certain Fifth Amended and Restated Credit Agreement, dated as of November 25, 2019 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of April 24, 2020, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and
B.    The Borrower, the Lenders party hereto (which constitute the Required Lenders under the Existing Credit Agreement), and the Administrative Agent have agreed to amend the Existing Credit Agreement, on the terms and conditions set forth herein.
Now, Therefore, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:
1.Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein has the same meaning as specified in the Credit Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.
2.Consent. Notwithstanding anything in the Loan Documents to the contrary, each Lender party hereto herby consents (subject to the occurrence of the Second Amendment Effective Date) to the SpinCo Credit Facilities Transactions.
3.Amendments to Existing Credit Agreement. Effective as of the Second Amendment Effective Date:
(a)The definition of “Available Amount” in Article I of the Existing Credit Agreement is hereby amended to revise all references to “Section 6.02(t)” to “Section 6.02(w).”
(b)The definition of “Consolidated Net Income” in Article I of the Existing Credit Agreement is hereby amended by deleting the word “and” before clause (iv) thereof, inserting a semi-colon at the end of clause (iii) thereof and adding the following clause after clause (iv) thereof:
and (v) with respect to any period ending after the Second Amendment Effective Date, any net income or loss from disposed, abandoned, transferred, closed or

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discontinued operations, provided that, notwithstanding anything to the contrary herein or in any classification under GAAP of any person, business, assets or operations in respect of which a definitive agreement for the disposition, abandonment, transfer, closure or discontinuation of operations thereof has been entered into as discontinued operations, at the Borrower's option, no pro forma effect shall be given to any discontinued operations (and the income or loss attributable to any such person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition, abandonment, transfer, closure or discontinuation of operations shall have been consummated.
(c)Article I of the Existing Credit Agreement is hereby amended to add the following new definitions in the correct alphabetical order:
“Fixed Amounts” has the meaning assigned to such term in Section 1.04(d).
“Incurrence-Based Amounts” has the meaning assigned to such term in Section 1.04(d).
“Second Amendment” means the Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of June 2, 2022, among the Borrower, the affiliates of the Borrower party thereto as Guarantors, the several financial institutions party thereto as Lenders, and the Administrative Agent and the Collateral Agent.
“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
“SpinCo” means Enhabit, Inc. (f/k/a/ Encompass Health Home Health Holdings, Inc.)
“SpinCo Credit Facilities” means (a) a senior secured revolving credit facility for borrowings in U.S. Dollars in an aggregate principal amount of up to $350 million; and (b) a senior secured term loan facility made in U.S. Dollars in an aggregate principal amount of up to $400 million, in each case, provided by a syndicate of banks, financial institutions and other lenders in favor of SpinCo and its subsidiaries.
“SpinCo Credit Facilities Transactions” means (a) the entry into, and incurrence of Indebtedness by SpinCo and its subsidiaries under, the SpinCo Credit Facilities; (b) the granting of Liens on the assets of SpinCo and its subsidiaries to secure the obligations under the SpinCo Credit Facilities, and (c) the payment of fees and expenses related to any of the foregoing.
“SpinCo Distribution” means the distribution to equityholders of the Borrower, whether in respect of Equity Interests of the Borrower or in exchange for Equity Interests of the Borrower, of at least 80.1% of the

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common stock of SpinCo (with cash in lieu of any fractional shares) in one or more transactions.
(d)The definition of “Consolidated Total Indebtedness” in Article I of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Consolidated Total Indebtedness” of any Person as of any date means (a) all Indebtedness (including Capitalized Lease Obligations but excluding (i) Indebtedness under clause (d) of the definition thereof, (ii) contingent reimbursement obligations in respect of the undrawn amounts of letters of credit or other similar instruments and (iii) Indebtedness under any Senior Notes for which an irrevocable notice of redemption has been issued in connection with or incidental to any SpinCo Distribution) minus (b) the aggregate amount of cash and cash equivalents of such Person and its Subsidiaries (other than Restricted Cash and Cash Equivalents) as of such date in an amount not to exceed $300,000,000.
(e)The definition of “Senior Notes” in Article I of the Existing Credit Agreement is hereby amended by deleting the word “and” before clause (e) thereof, inserting comma at the end of clause (d) thereof and adding the following clause after clause (e):
    (f) the Borrower’s 4.625% Senior Notes due 2031.
(f)Article I of the Existing Credit Agreement is hereby amended to add the following clause at the end of Section 1.04:
(d) Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision or covenant of this Agreement that does not require compliance with a financial ratio or test (including any Leverage Ratio and/or Senior Secured Leverage Ratio) (any such amounts, the “Fixed Amounts”) substantially concurrently or in a series of related transactions with any amounts incurred or transactions entered into (or consummated) in reliance on a provision or covenant of this Agreement that does require compliance with any such financial ratio or test (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that (x) the Fixed Amounts (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amounts in connection with such incurrence and (y) the entire transaction (or series of related transactions) shall be calculated on a pro forma basis (including the use of proceeds of all Indebtedness to be incurred and any repayments, repurchases, redemptions or other retirements of Indebtedness).  Notwithstanding anything herein to the contrary, if at any time any applicable ratio or financial test for any category based on an Incurrence Based-Amount permits Indebtedness, Liens, Restricted Payments, Asset Sales and Investments, as applicable, previously incurred under a category based on a Fixed Amount, such Indebtedness, Liens, Restricted Payments, Asset Sales, Investments, as applicable, shall be deemed to have been automatically reclassified as incurred under such category based on an Incurrence-Based Amount.

(g)Article I of the Existing Credit Agreement is hereby amended to add the following provision:

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Section 1.08 SpinCo Credit Facilities Transactions. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, no provision of this Agreement or any other Loan Document shall prevent the consummation of any of the SpinCo Credit Facilities Transactions, nor shall any of the SpinCo Credit Facilities Transactions give rise to any Default or constitute a utilization of any basket under this Agreement or any other Loan Document.
(h)Section 2.11(e) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
In connection with any prepayment or cash collateralization of Letters of Credit hereunder, the Borrower shall deliver the Administrative Agent a Prepayment Notice (i) in the case of a prepayment of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing or cash collateralization of a Letter of Credit, not later than 1:00 p.m., New York City time, one Business Day before the date of prepayment or cash collateralization. Each Prepayment Notice shall be irrevocable and shall specify the prepayment or cash collateralization date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment or cash collateralization, a reasonably detailed calculation of the amount of such prepayment or cash collateralization; provided, that a Prepayment Notice may state that such Prepayment Notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.
(i)Article V of the Existing Credit Agreement is hereby amended to add the following provision:
Section 5.18 SpinCo Distribution. Within three (3) Business Days following the incurrence of indebtedness under the SpinCo Credit Facilities, the Borrower shall have consummated the SpinCo Distribution in compliance with Section 6.09 of this Agreement and, following the consummation of the SpinCo Distribution, no obligors in respect of the SpinCo Credit Facilities shall be Restricted Subsidiaries.

(j)Section 6.21 of the Existing Credit Agreement is hereby amended by inserting “, to the Borrower’s knowledge,” immediately prior to “indirectly use the proceeds.”
(k)Section 7.01(d) of the Existing Credit Agreement is hereby amended by inserting “, 5.18” immediately after “5.10(a)”.
(l)Clause (ii)(A) of the first sentence of Section 9.13(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

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(A) any Restricted Subsidiary or any Collateral to be sold or otherwise disposed of (including through the SpinCo Distribution or the sale or disposition of any Restricted Subsidiary owning any such Restricted Subsidiary or Collateral or resulting from the dissolution of a Restricted Subsidiary) to a Person other than the Borrower or a Restricted Subsidiary in a transaction permitted under the terms of this Agreement and not described in the immediately preceding clause (i)
4.Conditions Precedent. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied (or waived by the Required Lenders and the Administrative Agent):
(i)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders;
(ii)The Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03(a) of the Existing Credit Agreement to the extent invoiced at least one Business Day prior to the date of this Amendment;
(iii)The Administrative Agent shall have received, for the benefit of each Lender party hereto, a consent fee equal to 0.125% of the aggregate principal amount of each such Lender’s Term Loans and Revolving Commitments as of the Second Amendment Effective Date; and
(iv)The Administrative Agent and each Lender shall have received all fees and other amounts due and payable pursuant to this Amendment and the other Loan Documents, including those payable in accordance with Section 9.03 of the Credit Agreement, including to the extent invoiced at least two (2) Business Days prior to the Second Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.
5.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent that:
(a)Authorization. Each of the Borrower and the other Loan Parties has the power and authority, and has taken all requisite organizational actions (including, where applicable, any required shareholder approval) required for the lawful execution, delivery and performance of this Amendment and the performance of the Credit Agreement in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party, and both this Amendment and the Credit Agreement are legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).
(b)Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the performance of the other Loan Documents to which any Loan Party is a party (i) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Restricted Subsidiary or its or any Restricted

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Subsidiary’s properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Restricted Subsidiary, as applicable; (ii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Restricted Subsidiary is a party, or by which the properties or assets of the Borrower or any Restricted Subsidiary are bound; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).
(c)Representations and Warranties. The representations and warranties of the Loan Parties set forth in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or Material Adverse Effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.
(d)No Default. At the time of and immediately after the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
6.Ratification of the Loan Documents. From and after the Second Amendment Effective Date, the Existing Credit Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, but, except as so amended and modified, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect and the Existing Credit Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. The amendment of the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection with this Amendment do not constitute a substitution or novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Second Amendment Effective Date. The Borrower and the Guarantors hereby remake, ratify and reaffirm (i) all of their Obligations under the terms of the Credit Agreement and the other Loan Documents and (ii) the guarantee of such Obligations, the pledge of and/or grant of a security interest in their assets which are Collateral to secure such Obligations, all as provided in the Loan Documents, and acknowledge and agree that such guarantee, pledge and/or grant continue in full force and effect. On and after the Second Amendment Effective Date, the term “Credit Agreement” used in any document evidencing the Obligations shall mean the Existing Credit Agreement as amended hereby.
7.Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.
8.Effect of Amendment.     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or

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any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
9.Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
10.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
11.Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic submission, and any electronically executed counterpart of a signature page to this letter, shall, in each case, be effective as execution and delivery of a manually executed counterpart of this Amendment (for the avoidance of doubt, any electronically executed counterpart hereto shall be deemed to be one and the same as a manually executed counterpart hereto).
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ENCOMPASS HEALTH CORPORATION,
as Borrower

By: \s\ Edmund M. Fay_________
Name: Edmund M. Fay
Title: Treasurer

Signature Page to Second Amendment to Credit Agreement

GUARANTORS:

Advanced Homecare Holdings, Inc.
Advanced Homecare Management, Inc.
AHM Texas LP, Inc.
Camellia Medical Systems, Inc.
CareSouth Health System, Inc.
Continental Rehabilitation Hospital of Arizona, Inc.
DOSIK, Inc.
EHHI Holdings, Inc.
Encompass Health C Corp Sub Holdings, Inc.
Encompass Health Central Arkansas Holdings, Inc.
Encompass Health Home Health Corporation
Enhabit, Inc. (f/k/a Encompass Health Home Health Holdings, Inc.)
Encompass Health Jonesboro Holdings, Inc.
Encompass Health Rehabilitation Hospital of Colorado Springs, Inc.
Encompass Health Rehabilitation Hospital of Columbia, Inc.
Encompass Health Rehabilitation Hospital of Concord, Inc.
Encompass Health Rehabilitation Hospital of Dothan, Inc.
Encompass Health Rehabilitation Hospital of Florence, Inc.
Encompass Health Rehabilitation Hospital of Manati, Inc.
Encompass Health Rehabilitation Hospital of Montgomery, Inc.
Encompass Health Rehabilitation Hospital of Nittany Valley, Inc.
Encompass Health Rehabilitation Hospital of Panama City, Inc.
Encompass Health Rehabilitation Hospital of San Juan, Inc.
Encompass Health Rehabilitation Hospital of Spring Hill, Inc.
Encompass Health Rehabilitation Hospital of Treasure Coast, Inc.
Encompass Health Tyler Holdings, Inc.
Encompass Health Yuma Holdings, Inc.
Encompass Health Rehabilitation Hospital of City View, Inc.
Encompass Health Rehabilitation Hospital of San Antonio, Inc.
Encompass Health Rehabilitation Hospital of Texarkana, Inc.
Encompass Health Rehabilitation Hospital of The Woodlands, Inc.
EXCELLA HEALTHCARE, INC.
EXCELLA HOMECARE, INC.
Guardian Home Care, Inc.
HealthSouth Rehabilitation Hospital of Austin, Inc.
Home Health Care of Bogalusa, Inc.
Home Health Care Systems, Inc.
Idaho Homecare Holdings, Inc.
Reliant Blocker Corp.
WellCare, Inc.
Wellmark Healthcare Services of El Paso, Inc.
West Mississippi Home Health Services, Inc.
Western Neuro Care, Inc.

By:     \s\ Patrick Darby___________
Name: Patrick Darby
Title:     Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

Abba Home Health, L.P.
AHM Action Home Health, LP
Best Home Care LP
DRC Health Systems, L.P.
Encompass of Fort Worth, LP
Encompass of West Texas, LP
Hallmark Homecare, L.P.
Preferred Home Health, L.P.
Texas Senior Care, L.P.

By:     \s\ Patrick Darby______
Name: Patrick Darby
Title: Authorized Signatory

    Encompass Health Rehabilitation Hospital of Northwest Tucson, L.P.
By:    Continental Rehabilitation Hospital of Arizona, Inc., its General Partner
Encompass Health Rehabilitation Hospital of Tustin, L.P.
By:    Western Neuro Care, Inc., its Managing General Partner

By:     \s\ Patrick Darby______
Name: Patrick Darby
Title:     Authorized Signatory

A&B Home Health Solutions, LLC
AHM Texas GP, LLC
Apex Hospice LLC
Camellia Home Health of Alabama, LLC
Camellia Home Health of East Tennessee, LLC
Camellia Home Health of the Gulf Coast, LLC
Camellia Hospice of Central Mississippi, LLC
Camellia Hospice of East Louisiana, LLC
Camellia Hospice of Louisiana, LLC
Camellia Hospice of North Mississippi, LLC
Camellia Hospice of Northeast Alabama, LLC
Camellia Hospice of Northeast Mississippi, LLC
Camellia Hospice of South Alabama, LLC
Camellia Hospice of Southwest Mississippi, LLC
Camellia Hospice of the Gulf Coast, LLC
CareServices of the Treasure Coast, LLC
CareSouth HHA Holdings of Columbus, LLC
CareSouth HHA Holdings of Dothan, LLC
CareSouth HHA Holdings of Gainesville, LLC
CareSouth HHA Holdings of Greensboro, LLC
CareSouth HHA Holdings of Lexington, LLC
CareSouth HHA Holdings of North Florida, LLC
CareSouth HHA Holdings of Panama City, LLC
CareSouth HHA Holdings of Richmond, LLC
CareSouth HHA Holdings of South Carolina, LLC
CareSouth HHA Holdings of Tallahassee, LLC
Signature Page to Second Amendment to Credit Agreement

CareSouth HHA Holdings of the Bay Area, LLC
CareSouth HHA Holdings of Valley, LLC
CareSouth HHA Holdings of Virginia, LLC
CareSouth HHA Holdings of Washington, LLC
CareSouth HHA Holdings of Western Carolina, LLC
CareSouth HHA Holdings of Winchester, LLC
CareSouth HHA Holdings, LLC
CareSouth Hospice, LLC
Continental Home Care, LLC
CS Health & Wellness, LLC
Day-By-Day Staff Relief, LLC
Continental Medical Systems, LLC
Encompass Health Acquisition Holdings Subsidiary, LLC
Encompass Health Acquisition Holdings, LLC
Encompass Health Alabama Real Estate, LLC
Encompass Health Arizona Real Estate, LLC
Encompass Health Arkansas Real Estate, LLC
Encompass Health Boise Holdings, LLC
Encompass Health Bryan Holdings, LLC
Encompass Health California Real Estate, LLC
Encompass Health Colorado Real Estate, LLC
Encompass Health Deaconess Holdings, LLC
Encompass Health Fairlawn Holdings, LLC
Encompass Health GKBJH Holdings, LLC
Encompass Health Gulfport Holdings, LLC
Encompass Health Iowa Real Estate, LLC
Encompass Health Johnson City Holdings, LLC
Encompass Health Joint Ventures Holdings, LLC
Encompass Health Kansas Real Estate, LLC
Encompass Health Kentucky Real Estate, LLC
Encompass Health Littleton Holdings, LLC
Encompass Health Lubbock Holdings, LLC
Encompass Health Maryland Real Estate, LLC
Encompass Health Massachusetts Real Estate, LLC
Encompass Health Midland Odessa Holdings, LLC
Encompass Health Myrtle Beach Holdings, LLC
Encompass Health Nevada Real Estate, LLC
Encompass Health New Mexico Real Estate, LLC
Encompass Health Ohio Real Estate, LLC
Encompass Health Owned Hospitals Holdings, LLC
Encompass Health Pennsylvania Real Estate, LLC
Encompass Health Properties, LLC
Encompass Health Real Estate, LLC
Encompass Health Rehabilitation Hospital of Albuquerque, LLC
Encompass Health Rehabilitation Hospital of Altamonte Springs, LLC
Encompass Health Rehabilitation Hospital of Bakersfield, LLC
Encompass Health Rehabilitation Hospital of Bluffton, LLC
Encompass Health Rehabilitation Hospital of Braintree, LLC
Encompass Health Rehabilitation Hospital of Cardinal Hill, LLC
Encompass Health Rehabilitation Hospital of Charleston, LLC
Encompass Health Rehabilitation Hospital of Cincinnati, LLC
Encompass Health Rehabilitation Hospital of Dayton, LLC
Encompass Health Rehabilitation Hospital of Desert Canyon, LLC
Encompass Health Rehabilitation Hospital of East Valley, LLC
Encompass Health Rehabilitation Hospital of Erie, LLC
Encompass Health Rehabilitation Hospital of Fort Smith, LLC
Encompass Health Rehabilitation Hospital of Franklin, LLC
Encompass Health Rehabilitation Hospital of Fredericksburg, LLC
Encompass Health Rehabilitation Hospital of Gadsden, LLC
Signature Page to Second Amendment to Credit Agreement

Encompass Health Rehabilitation Hospital of Harmarville, LLC
Encompass Health Rehabilitation Hospital of Henderson, LLC
Encompass Health Rehabilitation Hospital of Katy, LLC
Encompass Health Rehabilitation Hospital of Kingsport, LLC
Encompass Health Rehabilitation Hospital of Lakeview, LLC
Encompass Health Rehabilitation Hospital of Largo, LLC
Encompass Health Rehabilitation Hospital of Las Vegas, LLC
Encompass Health Rehabilitation Hospital of Littleton, LLC
Encompass Health Rehabilitation Hospital of Mechanicsburg, LLC
Encompass Health Rehabilitation Hospital of Miami, LLC
Encompass Health Rehabilitation Hospital of Middletown, LLC
Encompass Health Rehabilitation Hospital of Modesto, LLC
Encompass Health Rehabilitation Hospital of Murrieta, LLC
Encompass Health Rehabilitation Hospital of New England, LLC
Encompass Health Rehabilitation Hospital of Northern Kentucky, LLC
Encompass Health Rehabilitation Hospital of Newnan, LLC
Encompass Health Rehabilitation Hospital of Northern Virginia, LLC
Encompass Health Rehabilitation Hospital of Ocala, LLC
Encompass Health Rehabilitation Hospital of Petersburg, LLC
Encompass Health Rehabilitation Hospital of Reading, LLC
Encompass Health Rehabilitation Hospital of Sarasota, LLC
Encompass Health Rehabilitation Hospital of Scottsdale, LLC
Encompass Health Rehabilitation Hospital of Shelby County, LLC
Encompass Health Rehabilitation Hospital of Sunrise, LLC
Encompass Health Rehabilitation Hospital of Tallahassee, LLC
Encompass Health Rehabilitation Hospital of Toms River, LLC
Encompass Health Rehabilitation Hospital of Utah, LLC
Encompass Health Rehabilitation Hospital of Vineland, LLC
Encompass Health Rehabilitation Hospital of Western Massachusetts, LLC
Encompass Health Rehabilitation Hospital of York, LLC
Encompass Health Rehabilitation Institute of Tucson, LLC
Encompass Health Savannah Holdings, LLC
Encompass Health Sea Pines Holdings, LLC
Encompass Health Sewickley Holdings, LLC
Encompass Health South Carolina Real Estate, LLC
Encompass Health South Dakota Real Estate, LLC
Encompass Health Support Companies, LLC
Encompass Health Texas Real Estate, LLC
Encompass Health Tucson Holdings, LLC
Encompass Health Tulsa Holdings, LLC
Encompass Health Utah Real Estate, LLC
Encompass Health ValleyofTheSun Rehabilitation Hospital, LLC
Encompass Health Virginia Real Estate, LLC
Encompass Health Walton Rehabilitation Hospital, LLC
Encompass Health West Tennessee Holdings, LLC
Encompass Health West Virginia Real Estate, LLC
Encompass Health Westerville Holdings, LLC
Encompass Health Winston-Salem Holdings, LLC
Encompass Health Rehabilitation Hospital of Abilene, LLC
Encompass Health Rehabilitation Hospital of Arlington, LLC
Encompass Health Rehabilitation Hospital of Austin, LLC
Encompass Health Rehabilitation Hospital of Cypress, LLC
Encompass Health Rehabilitation Hospital of Dallas, LLC
Encompass Health Rehabilitation Hospital of Humble, LLC
Encompass Health Rehabilitation Hospital of Pearland, LLC
Encompass Health Rehabilitation Hospital of Plano, LLC
Encompass Health Rehabilitation Hospital of Richardson, LLC
Encompass Health Rehabilitation Hospital of Round Rock, LLC
Signature Page to Second Amendment to Credit Agreement

Encompass Health Rehabilitation Hospital of Sugar Land, LLC
Encompass Health Rehabilitation Hospital of the Mid-Cities, LLC
Encompass Health Rehabilitation Hospital The Vintage, LLC
Encompass Health Rehabilitation Hospital Vision Park, LLC
Encompass Health Martin County Holdings, LLC
Encompass Health Home Health of Alabama, LLC
Encompass Health Home Health of Birmingham, LLC
Encompass Health Home Health of Central Virginia, LLC
Encompass Health Home Health of Florida, LLC
Encompass Health Home Health of Kentucky, LLC
Encompass Health Home Health of New England, LLC
Encompass Health Home Health of Ohio, LLC
Encompass Health Hospice of Alabama, LLC
Encompass Health Hospice of Pennsylvania, LLC
Encompass Health Hospice of the Midwest, LLC
Encompass Health Hospice of the Southwest, LLC
Encompass Home Health of Austin, LLC
Encompass Home Health of Colorado, LLC
Encompass Home Health of DFW, LLC
Encompass Home Health of East Texas, LLC
Encompass Home Health of New England, LLC
Encompass Home Health of the Mid Atlantic, LLC
Encompass Home Health of the Midwest, LLC
Encompass Home Health of the Southeast, LLC
Encompass Home Health of the West, LLC
Encompass Hospice of the West, LLC
EXCELLA ASSOCIATES, L.L.C.
EXCELLA HOME HEALTH AGENCY, LLC
HealthCare Innovations of Oklahoma, L.L.C.
HEALTHCARE INNOVATIONS OF WESTERN OKLAHOMA, LLC
HealthCare Innovations-Travertine Health Services, L.L.C.
Hospice Care of Mississippi, LLC
Orion Homecare, LLC
Saad Healthcare of St. Clair County LLC
TH of San Antonio LLC
HealthSouth Rehabilitation Hospital of Fort Worth, LLC
Print Promotions Group, LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of North Alabama, LLC
Rehabilitation Hospital of Plano, LLC

By: \s\ Patrick Darby__
Name: Patrick Darby
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent

By: \s\ Edward Pan__________________
Name: Edward Pan
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

Royal Bank of Canada, as a Lender

By: \s\ Diana Lee__________
Name: Diana Lee
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

Mega International Commercial Bank Co. Ltd., New York Branch, as a Lender

By: \s\ Tung Wei Wu__________
Name: Tung Wei Wu
Title: AVP

Signature Page to Second Amendment to Credit Agreement

Cadence Bank, as a Lender

By: \s\ Hoyt Elliott__________
Name: Hoyt Elliott
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

Synovus Bank, as a Lender

By: \s\ Robert Haley__________
Name: Robert Haley
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

Citibank, N.A., as a Lender

By: \s\ Eugene Yermash__________
Name: Eugene Yermash
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

TRUIST BANK, as a Lender

By: \s\ Katie Lundin__________
Name: Katie Lundin
Title: Director

Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: \s\ Maurice Dattas__________
Name: Maurice Dattas
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

Morgan Stanley Senior Funding, Inc., as a Lender

By: \s\ Gilroy D’Souza__________
Name: Gilroy D’Souza
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

Morgan Stanley Bank, N.A., as a Lender

By: \s\ Gilroy D’Souza__________
Name: Gilroy D’Souza
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

Regions Bank, as a Lender

By: \s\ Mark Hardison__________
Name: Mark Hardison
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement

Bank of America N.A., as a Lender

By: \s\ Amanda Rogers__________
Name: Amanda Rogers
Title: Director

Signature Page to Second Amendment to Credit Agreement

HANCOCK WHITNEY BANK, as a Lender

By: \s\ Michael Woodnorth__________
Name: Michael Woodnorth
Title: Vice President

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STIFEL BANK & TRUST, as a Lender

By: \s\ Matthew L. Diehl__________
Name: Matthew L. Diehl
Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: \s\ Eugene Stunson__________
Name: Eugene Stunson
Title: Director

Signature Page to Second Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By: \s\ Dan Martis__________
Name: Dan Martis
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By: \s\ Edward Pan________
Name: Edward Pan
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender

By: \s\ Joseph A. Miller__________
Name: Joseph A. Miller
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement

First Horizon, as a Lender

By: \s\ Donald W. Dobbins, Jr. __________
Name: Donald W. Dobbins, Jr.
Title: SVP

Signature Page to Second Amendment to Credit Agreement